Greektown Superholdings, Inc. 10-Q

Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Greektown Superholdings, Inc. (the “Company”) on Form 10-Q for the three months ended September 30, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Glen Tomaszewski, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.    The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Glen Tomaszewski
Glen Tomaszewski
Senior Vice President and Chief Financial Officer
November 14, 2011